UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02              Results of Operations and Financial Condition.

On January 9, 2017, TESARO, Inc. (the “Company”) is attending the 35th Annual J.P. Morgan Healthcare Conference in San Francisco, California.  During meetings with investors, the Company expects to utilize a presentation containing clinical program information and a general business update, including with respect to sales of VARUBI, as well as certain unaudited financial information with respect to the year ended December 31, 2016.

Although the Company has not finalized its full financial results for the fourth calendar quarter and  year ended December 31, 2016, as of January 9, 2017, the Company anticipates that its cash and cash equivalents were approximately $786 million as of December 31, 2016 and that the total number of units of VARUBI® sold by the Company in the quarter ended December 31, 2016 were approximately 9,165 units, bringing the total number of units of VARUBI sold for the year ended December 31, 2016, to 22,180 units.  These figures are unaudited and the cash balance figure does not take into account expenditures since December 31, 2016.  Furthermore, this information does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2016 and its results of operations for the three months and year ended December 31, 2016.

The information contained in this report, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section.  Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information in this report relating to the Company’s estimated unaudited cash balance as of December 31, 2016 and its estimate of the number of units of VARUBI® sold are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve substantial risks and uncertainties including, among others, risks and uncertainties associated with the completion of the integrated audit of our financial statements for the year ended December 31, 2016. TESARO undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties relating to the business of the Company in general, see TESARO’s Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated:  January 9, 2017

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